                                                         EXHIBIT (b)(2)


                                   FIRST AMENDMENT

                                          TO

                                   CREDIT AGREEMENT


    This First Amendment (this "AMENDMENT") dated as of April 18, 1997 to the Credit Agreement dated as of December 3, 1996 (the "CREDIT AGREEMENT"), by and among each of the management investment companies listed on Schedule I thereto, either acting for itself or on behalf of the portfolios (each a "PORTFOLIO") set forth next to such series' or portfolio's name on said Schedule (each of such management investment companies in such individual or representative capacity being hereinafter referred to as an "EXISTING BORROWER" and collectively, the "EXITING BORROWERS"), and THE FIRST NATIONAL BANK OF BOSTON, a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110 (the "BANK"). Capitalized terms used herein but not otherwise defined shall have the meanings assigned to them in the Credit Agreement.

    WHEREAS, the Existing Borrowers and the Bank have executed the Credit Agreement providing for a demand, discretionary revolving line of credit for several borrowings by the Existing Borrowers in an aggregate principal amount of up to $100,000,000; and

    WHEREAS, the Existing Borrowers have requested, and the Bank has agreed, to add G.T. Global Variable Investment Series, G.T. Global Variable
Investment Trust and G.T. Global Floating Rate Fund, Inc. as Borrowers (herein collectively called the "NEW BORROWERS"), in the case of G.T. Global Variable Investment Series acting on behalf of GT Global Variable New Pacific Fund, GT Global Variable Europe Fund, GT Global Variable America Fund and GT Global Variable International Fund, and in the case of G.T. Global Variable Investment Trust acting on behalf of GT Global Variable Latin America Fund, GT Global Variable Infrastructure Fund, GT Global Variable Natural Resources Fund, GT Global Variable Telecommunications Fund, GT Global Variable Growth & Income Fund, GT Global Variable Strategic Income Fund, GT Global Variable Emerging Markets Fund, GT Global Variable Global Government Income Fund and GT Global Variable U.S. Government Income Fund, all of the foregoing funds becoming Portfolios entitled to the benefits of the Credit Agreement, on the terms and conditions set forth below (the Existing Borrowers and the New Borrowers being hereinafter referred to as the "Borrowers");

    NOW, THEREFORE, the Bank and the Borrowers agree as follows:

    SECTION 1. AMENDMENT TO THE CREDIT AGREEMENT. Schedules I, II and III to the Credit Agreement are hereby amended by deleting said schedules in their entirety and substituting therefor new Schedules I, II, III, IV and V in the forms attached hereto.

    SECTION 2.     REPRESENTATIONS AND WARRANTIES.

    Each of the Borrowers represents and warrants as follows:

    (a) The execution, delivery and performance by such Borrower of this Amendment and the other Loan Documents as amended hereby and the borrowing of Loans for its account or for the accounts of any of its Portfolios are within the powers of such Borrower, have been duly authorized by all necessary and proper action on the part of such Borrower, and do rat and will not (i) violate or contravene any provision of such Borrower's charter documents or bylaws, or any amendment thereof; (ii) violate or contravene any provision of the Prospectus, Registration Statement or Statement of Additional Information, if applicable, of such Borrower or any of its Portfolios; (iii) conflict with, or result in a breach of any material term, condition or provision of, or constitute a default under or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance upon any of the property or assets of such Borrower or Portfolio (other than as contemplated by the Credit Agreement and the Pledge Agreement, if applicable) under, any agreement, trust deed, indenture, mortgage or other instrument to which such Borrower is a party or by which such Borrower or any of its or its Portfolios' property or assets is bound or affected; or (iv) violate or contravene any provision of any material law, regulation, order, ruling or interpretation thereunder or any decree, order or judgment of any court or governmental or regulatory authority, bureau, agency or official.

    (b) This Amendment and all the provisions hereof and of the other Loan Documents constitute the legally valid and binding Obligations of such Borrower, enforceable against such Borrower in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that the availability of equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

    (c) No authorization, approval, consent or other action by, and no notice to or filing with, any shareholder or creditor of such Borrower, or governmental or regulatory agency or authority having jurisdiction over such Borrower, is required to make valid and legally binding the execution, delivery and performance by such Borrower of this Amendment or the other Loan Documents or the consummation by such Borrower of the transactions contemplated hereby or thereby, or the exercise by the Bank of its rights and remedies hereunder or thereunder.

    (d) The representations and warranties contained in Section 4 of the Credit Agreement are true and correct as of the date hereof as though made on and as of the date hereof

    SECTION 3. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment is conditioned on the following:

    (a) each Borrower and the Bank shall each have executed and delivered a counterpart of this Amendment;

    (b) each of the New Borrowers, acting on behalf of their respective Portfolios, shall have executed and delivered an Assumption Agreement in the form attached hereto, together with the documents and certificates referred to therein;

    (c) the representations and warranties contained in Section 2 hereof shall be true and correct in all material respects as of the date hereof as though made on and as of the date hereof; and

    (d) no default under the Credit Agreement shall have occurred and is continuing.

    SECTION 4.     MISCELLANEOUS.

    (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement" or words of like import shall mean and be deemed to be a reference to the Credit Agreement as amended hereby. Each reference to the "Loan Documents" shall include a reference to this Amendment and the Assumption Agreement executed in connection herewith.

    (b) Except as amended and modified hereby, the Credit Agreement is in all respects ratified and confirmed as of the date hereof, and the terms, covenants and agreements therein shall remain in full force and effect.

    (c) This Amendment and the modifications to the Credit Agreement set forth herein shall be deemed to be a document executed under seal and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

    (d) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    (e) The Bank agrees that it shall look only to the assets of the applicable Borrower or Portfolio for payment of the obligations of such Borrower or Portfolio under the Credit Agreement; and neither the shareholders nor the trustees, nor any of such Borrower's officers, employees or agents, whether past, present or future, nor the assets belonging to any other series of such Borrower shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by the shareholders or trustees of any Borrower on behalf of such Borrower under the Credit Agreement shall be conclusively deemed to have been executed or done only by or for such Borrower and not personally.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date and the year first above written.


                               G.T. GLOBAL EASTERN EUROPE FUND

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               G.T. GLOBAL DEVELOPING MARKETS FUND, INC.

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               G.T. GLOBAL GROWTH SERIES
                               on behalf of
                               GT Global Worldwide Growth Fund
                               GT Global International Growth Fund
                               GT Global New Pacific Growth Fund
                               GT Global Europe Growth Fund
                               GT Global Japan Growth Fund
                               GT Global America Growth Fund
                               GT Global America Small Cap Growth Fund
                               GT Global America Value Fund

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               G.T. INVESTMENT FUNDS, INC.
                               on behalf of

                               GT Global Financial Services Fund
                               GT Global Infrastructure Fund
                               GT Global Natural Resources Fund
                               GT Global Consumer Products and Services Fund GT Global Health Care Fund
                               GT Global Telecommunications Fund

                               GT Global Emerging Markets Fund
                               GT Global Latin America Growth Fund

                               GT Global Government Income Fund
                               GT Global Strategic Income Fund
                               GT Global High Income Fund

                               GT Global Growth & Income Fund

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               G.T. GLOBAL VARIABLE INVESTMENT SERIES
                               on behalf of
                               GT Global Variable New Pacific Fund
                               GT Global Variable Europe Fund
                               GT Global Variable America Fund
                               GT Global Variable International Fund

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               G.T. GLOBAL VARIABLE INVESTMENT TRUST
                               on behalf of
                               GT Global Variable Latin America Fund
                               GT Global Variable Infrastructure Fund
                               GT Global Variable Natural Resources Fund
                               GT Global Variable Telecommunications Fund
                               GT Global Variable Growth & Income Fund
                               GT Global Variable Strategic Income Fund
                               GT Global Variable Emerging Markets Fund
                               GT Global Variable Global Government Income Fund GT Global Variable U.S. Government Income Fund

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               G.T. GLOBAL FLOATING RATE FUND, INC.

                               By: /s/ Kenneth W. Chancey
                                   ----------------------
                               Title:   Vice President

                               THE FIRST NATIONAL BANK OF BOSTON

                               By: /s/ John T. Daley
                                   -----------------
                                   Vice President

                                                                    SCHEDULE I


                         SCHEDULE OF BORROWERS AND PORTFOLIOS


NAME OF BORROWER                 ACTING ON BEHALF OF:
----------------                 --------------------

CLOSED-END FUNDS:
----------------

GT Global Eastern Europe Fund
GT Global Developing Markets Fund, Inc.
GT Global Floating Rate Fund, Inc.

OPEN-END FUNDS:
--------------

G.T. Global Growth Series        GT Global Worldwide Growth Fund
                                 GT Global International Growth Fund
                                 GT Global New Pacific Growth Fund
                                 GT Global Europe Growth Fund
                                 GT Global Japan Growth Fund
                                 GT Global America Growth Fund
                                 GT Global America Small Cap Growth Fund
                                 GT Global America Value Fund

G.T. Investment Funds, Inc.      GT Global Financial Services Fund
                                 GT Global Infrastructure Fund
                                 GT Global Natural Resources Fund
                                 GT Global Consumer Products and Services Fund
                                 GT Global Health Care Fund
                                 GT Global Telecommunications Fund

                                 GT Global Emerging Markets Fund
                                 GT Global Latin America Growth Fund

                                 GT Global Government Income Fund
                                 GT Global Strategic Income Fund
                                 GT Global High Income Fund

                                 GT Global Growth & Income Fund


G.T. Global Variable Investment  GT Global Variable New Pacific Fund
    Series                       GT Global Variable Europe Fund
                                 GT Global Variable America Fund
                                 GT Global Variable International Fund

G.T. Global Variable Investment  GT Global Variable Latin America Fund
    Trust                        GT Global Variable Infrastructure Fund
                                 GT Global Variable Natural Resources Fund
                                 GT Global Variable Telecommunications Fund
                                 GT Global Variable Growth & Income Fund
                                 GT Global Variable Strategic Income Fund
                                 GT Global Variable Emerging Markets Fund
                                 GT Global Variable Global Government Income
                                    Fund
                                 GT Global Variable U.S. Government Income Fund

                                                                    SCHEDULE II

                     LIMITATIONS ON BORROWING AND PLEDGING ASSETS

Part 1.       AGREEMENTS WITH REGULATORS:

                                       [NONE.]


Part 2. LIMITATIONS ON BORROWING CONTAINED IN PROSPECTUS OR STATEMENT OF Additional INFORMATION:

    The Prospectus of G.T. GLOBAL EASTERN EUROPE FUND provides as follows:

    "The Fund may not:...

    Issue senior securities (or borrow money, including through the use of margin, if margin securities are owned, and reverse repurchase agreements) in excess of 33-1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities). For purposes of this limitation, privately arranged loans and temporary borrowings from banks not in excess of 5% of the Fund's total assets (not including the amount borrowed) shall not be deemed a senior security as defined in the 1940 Act."

                                         ***

    The Prospectus of G.T. GLOBAL DEVELOPING MARKETS FUND, INC. provides as follows:

    "The Fund may not:...

    issue senior securities or borrow money in amounts in excess of those permitted under the 1940 Act."

                                         ***

The Statement of Additional Information of GT GLOBAL WORLDWIDE GROWTH FUND, GT GLOBAL INTERNATIONAL GROWTH FUND, GT GLOBAL NEW PACIFIC GROWTH FUND, GT GLOBAL EUROPE GROWTH FUND, GT GLOBAL JAPAN GROWTH FUND, and GT GLOBAL AMERICA GROWTH FUND provides as follows:

"No Fund may...

Borrow money in excess of 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

Each Fund may not:...

Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33 1/3% of the value of the Fund's total assets."

                                      ***

The Statement of Additional Information of FINANCIAL SERVICES FUND, INFRASTRUCTURE FUND, NATURAL RESOURCES FUND and CONSUMER PRODUCTS AND SERVICES FUND provides as follows:

Each [Fund] may not:...

Borrow money except from banks not in excess of 33-1/3% of the value of each Portfolio's total assets, (including the amount borrowed), less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent any Portfolio from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by a Portfolio may not exceed one-third of that Portfolio's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings.

No [Fund] may:...

Borrow money except for temporary or emergency purposes (not for leveraging) [not] in excess of 33-1/3% of the value of the Portfolio's total assets (while borrowings exceed 5% of the Infrastructure Portfolio's and Natural Resources Portfolio's total assets, such Portfolio will not make any additional investments)."

                                      ***

The Statement of Additional Information of HEALTH CARE FUND provides as follows:

"The Health Care Fund may not:...

Issue senior securities, except that for purposes of this limitation the Health Care Fund may borrow money in such amounts and in such fashion as is permitted under the 1940 Act and the rules thereunder."

                                      ***

The Statement of Additional Information of TELECOMMUNICATIONS FUND provides as follows:

"The Telecommunications Fund may not:...

Borrow money except from banks not in excess of 33-1/3% of the value of the Telecommunications Fund's total assets, including the amount borrowed, less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent the Telecommunications Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Telecommunications Fund may not exceed one-third of the Telecommunications Fund's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings.

The Telecommunications Fund may not:...

Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Telecommunications Fund's total assets. While borrowings exceed 5% of the Telecommunications Fund's total assets, the Telecommunications Fund will not make any additional investments."

                                      ***

The Statement of Additional Information of GT GLOBAL EMERGING MARKETS FUND provides as follows:

"The Fund may not:...

Borrow money in excess of 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

The Fund may not:...

Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets, except that the Fund may purchase securities when outstanding borrowings represent less than 5% of the Fund's Assets."

                                      ***

The Statement of Additional Information of GT GLOBAL LATIN AMERICA GROWTH FUND provides as follows:

"The Fund may not:...

Borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets (at the lower of cost or fair market value) The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage."

                                         ***

The Statement of Additional Information of GT GLOBAL GOVERNMENT INCOME FUND provides as follows:

"The Fund may not:...

Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage.

The Fund may not:...

Borrow money to purchase securities."

                                         ***

The Statement of Additional Information of GT GLOBAL STRATEGIC INCOME FUND provides as follows:

"The Fund may not:...

Borrow money in excess of 33-1/3% of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for current contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

The Fund may not:...

Borrow money to purchase securities."

                                         ***

The Statement of Additional Information of GT GLOBAL HIGH INCOME FUND [and the portfolio, GT GLOBAL HIGH INCOME PORTFOLIO] provides as follows:

"The High Income Fund [and the Portfolio each] may not:...

Borrow money in excess of 33-1/3% of the Fund's or the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). This restriction shall not prevent the Fund or the Portfolio from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund or the Portfolio may not exceed one-third of the Fund's or the Portfolio's respective total assets. In the event that the asset coverage for the Fund's or the Portfolio's borrowings falls below 300%, the Fund or the Portfolio will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings."

                                         ***

The Statement of Additional Information of GT GLOBAL GROWTH & INCOME FUND provides as follows:

"The Fund may not:...

The Fund may not borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets at the lower of cost or fair market value. The Fund will not purchase securities while borrowings in excess of 5% of its total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage."

                                         ***

The Statement of Additional Information of GT GLOBAL AMERICA SMALL CAP FUND and GT GLOBAL AMERICA VALUE FUND provides as follows:

"No [Fund] may:...

Borrow money in excess of 33-1/3% of the value of the Portfolio's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing. Transactions involving options, futures contracts, options on futures contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

Each [Fund] may not:...

Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the [Fund's] total assets."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE NEW PACIFIC FUND, GT GLOBAL VARIABLE EUROPE FUND, GT GLOBAL VARIABLE AMERICA FUND and GT GLOBAL VARIABLE INTERNATIONAL FUND provides as follows:

"No Fund may:...

Borrow money in excess of 33-1/3% of a Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings.

No Fund may:...

Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE LATIN AMERICA FUND provides as follows:

"The Fund may not:...

Borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund, may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE INFRASTRUCTURE FUND and GT GLOBAL VARIABLE NATURAL RESOURCES FUND provides as follows:

"Neither Fund may:...

Borrow money except from banks not in excess of 33-1/3% of the value of each Fund's total assets, (including the amount borrowed), less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent the Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by a Fund may not exceed one-third of that Fund's total assets. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings.

"Neither Fund may:...

Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33-1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Infrastructure Fund's or Natural Resources Fund's total assets, such Fund will not make any additional investments."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE TELECOMMUNICATIONS FUND provides as follows:

"The Fund may not:...

Borrow money except from banks not in excess of 33-1/3% of the value of the Fund's total assets, including the amount borrowed, less all liabilities and indebtedness (other than the borrowing). This restriction shall not prevent the Fund from entering into reverse repurchase agreements, provided that reverse repurchase agreements, and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets, respectively. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, as described in the Funds' Prospectus and Statement of Additional Information, and collateral arrangements relating thereto will not be deemed to be borrowings.

The Fund may not:...

Borrow money except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE GROWTH AND INCOME FUND provides as follows:

"The Fund may not:...

Borrow money except from banks for temporary or emergency purposes not in excess of 33-1/3% of the value of the Fund's total assets (at the lower of cost or fair market value). The Fund will not purchase securities while borrowings in excess of 5% of total assets are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for 300% asset coverage."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE STRATEGIC INCOME FUND provides as follows:

"The Fund may not:...

Borrow money in excess of 33-1/3% of the value of the Fund's total assets (including the money borrowed), less all liabilities and indebtedness (other than borrowing). The restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings fall below 300%, the Fund, as the case may be, will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE EMERGING MARKETS FUND provides as follows:

"The Fund may not:...

Borrow money except from banks not in excess of 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowing). Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings."

"The Fund may not...

Borrow money, except for temporary or emergency purposes (not for leveraging) not in excess of 33-1/3% of the value of the Fund's total assets and except that the Fund may purchase securities when outstanding borrowings represent no more than 5% of the Fund's assets."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE GLOBAL GOVERNMENT INCOME FUND provides as follows:

"The Fund may not:

Borrow money, except from banks or for temporary or emergency purposes not in excess of 300% of the value of the Fund's total assets. The Fund will not purchase securities while such borrowings are outstanding. This restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund & borrowings falls below 300%, the Fund will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage."

                                         ***

The Statement of Additional Information of GT GLOBAL VARIABLE U.S. GOVERNMENT INCOME FUND provides as follows:

"The Fund may not:...

Borrow money in excess of 33-1/3% of the value of the Fund's total assets (including the amount borrowed), less all liabilities and indebtedness (other than borrowings).

The restriction shall not prevent the Fund from entering into reverse repurchase agreements and engaging in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets. In the event that the asset coverage for the Fund's borrowings falls below 300%, the Fund, as the case may be, will reduce, within three days (excluding Sundays and holidays), the amount of its borrowings in order to provide for the 300% asset coverage. Transactions involving options, futures contracts, options on futures contracts and forward currency contracts, and collateral arrangements relating thereto will not be deemed to be borrowings."

                                         ***

The Prospectus of G.T. GLOBAL FLOATING RATE FUND, INC. provides as follows:

"The Fund and the Portfolio each may not:...

Borrow money or issue senior securities, except as permitted by Section 18 of the 1940 Act."